SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                  July 28, 2005
                        (Date of Earliest Event Reported)


                               Commission File No.
                                    000-49817

                            The Autoline Group, Inc.
                 (Name of Small Business Issuer in its Charter)


                 UTAH                                     87-0671592
      (State or Other Jurisdiction of            (I.R.S. Employer I.D. No.)
       incorporation or organization)


                            5442 South 900 East #125
                            Salt Lake City, UT 84117
                                -----------------
                     (Address of Principal Executive Office)

         Issuer's Telephone Number, including Area Code: (310) 795-0252

Item 7.01  Regulation FD Disclosure.

     See Exhibit 99, Press Release dated July 28, 2005, a copy of which is attached hereto and incorporated herein by reference.

Item 8.01  Other.

     On July 15, 2005, The Autoline Group, Inc., a Utah corporation, (the "Company") announced a merger proposal (the "Merger Proposal") by and among the Company; a to be formed wholly-owned subsidiary of the Company; and GeNOsys, Inc., a Nevada corporation. See Exhibit 99, Press Release dated July 28, 2005, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

    (c) Exhibits.

    Exhibit No.                 Exhibit Description
    -----------                 -------------------

       99                       Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE AUTOLINE GROUP, INC.


Date: 07/28/05                      /S/ JAMES DOOLIN
     ---------------                --------------------------------------
                                    JAMES DOOLIN, PRESIDENT AND DIRECTOR